Exhibit 10.3

EXECUTION COPY

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT dated as of December 28, 2007 (this “Amendment”), among INTERDIGITAL, INC., a Pennsylvania corporation (the “Borrower”), THE SUBSIDIARY GUARANTORS PARTY HERETO, THE LENDERS PARTY HERETO and BANK OF AMERICA, N.A., as Administrative Agent and L/C Issuer.

WHEREAS, the Borrower, the Lenders party thereto, the Administrative Agent and the L/C Issuer are party to the Credit Agreement, as defined below; and

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:

1. REFERENCE TO CREDIT AGREEMENT. Reference is made to that certain Credit Agreement dated as of December 28, 2005, as amended by the First Amendment, Consent and Joinder to Credit Agreement dated July 2, 2007 (as so amended, and as in effect from time to time, the “Credit Agreement”), among the Borrower, the Lenders party thereto, the Administrative Agent and the L/C Issuer. Capitalized terms used and not defined herein are used with the meanings assigned to such terms in the Credit Agreement.

2. AMENDMENTS. Effective as of the date hereof, in consideration of the agreements contained herein, and subject to the terms and conditions hereof, the Credit Agreement is amended as follows:

(a) Amendment to Section 1.01. The definition of “Applicable Rate” contained in Section 1.01 of the Credit Agreement is restated in its entirety as follows:

“Applicable Rate” means the following percentages per annum:

Applicable Rate for Base Rate Loans	Applicable Rate for LIBOR Loans
0.00%	0.65%

(b) Amendment to Section 1.01. The definition of “Maturity Date” contained in Section 1.01 of the Credit Agreement is amended by deleting the date “December 28, 2007” and replacing the same with “December 28, 2009”.

(c) Amendment to Section 2.09(a). Section 2.09(a) of the Credit Agreement is amended by deleting the words and figure “two-tenths of one percent (0.20%)” and replacing the same with the words and figure “one-tenth of one percent (0.10%)”.

3. CONDITIONS PRECEDENT. The effectiveness of the amendments set forth in Section 2 hereof, is subject to the satisfaction or waiver in accordance with the Credit Agreement of each of the following conditions:

(a) Documents. The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the date of this Amendment and each in form and substance satisfactory to the Administrative Agent:

(i) executed counterparts of this Amendment, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;

(ii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Borrower as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment;

(iii) such documents and certifications as the Administrative Agent may reasonably require to evidence that the Borrower is duly organized or formed;

(iv) a favorable opinion of Dilworth Paxson LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request;

(v) a certificate signed by a Responsible Officer of the Borrower certifying that the conditions specified in Sections 4(b) and 4(c) have been satisfied;

(vi) a Solvency Certificate, in form reasonably satisfactory to the Administrative Agent, executed by the chief financial officer of the Borrower as to the solvency of each of the Borrower and the other Loan Parties, in each case before and after giving effect to this Amendment; and

(vii) such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer or the Required Lenders reasonably may require.

(b) Consents. All governmental, shareholder and other consents and approvals necessary in connection with this Amendment shall have been received and shall be in full force and effect.

(c) Representations and Warranties. All representations and warranties of the Loan Parties shall be true and correct in all material respects.

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(d) Execution. This Amendment shall have been executed and delivered by each Lender, the L/C Issuer (and the Administrative Agent shall have received a counterpart signature page from each of them), and the Administrative Agent.

(e) Closing Fee. On the date hereof, the Borrower shall have paid to each Lender a closing fee equal to its Applicable Percentage times ten thousand dollars ($10,000). Such fee shall be fully earned when paid and shall not be refundable for any reason whatsoever.

4. NO DEFAULT; REPRESENTATIONS, WARRANTIES AND COVENANTS. The Loan Parties hereby represent, warrant, covenant and confirm that:

(a) The representations and warranties of the Loan Parties contained in Article V of the Credit Agreement and in the other Loan Documents are true on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date).

(b) Before and after giving effect to this Amendment, the Loan Parties are in compliance with all of the terms and provisions set forth in the Credit Agreement on their part to be observed or performed thereunder.

(c) Before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

5. MISCELLANEOUS.

(a) Except to the extent specifically amended hereby, the Credit Agreement, the Loan Documents and all related documents shall remain in full force and effect. Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such terms or sections shall be deemed to refer to those terms or sections as amended by this Amendment.

(b) This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

(c) This Amendment shall be governed by the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(d) The Loan Parties agree to pay all reasonable expenses, including reasonable legal fees and disbursements, incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated hereby.

(e) This Amendment shall be considered a Loan Document for all purposes.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

BORROWER

INTERDIGITAL, INC.

By:	/s/ William J. Merritt
William J. Merritt
President & Chief Executive Officer

The undersigned hereby acknowledge the within Amendment and confirm that their obligations under the Subsidiary Guarantee and the other Loan Documents shall remain in full force and effect notwithstanding such Amendment.

SUBSIDIARY GUARANTORS

INTERDIGITAL COMMUNICATIONS, LLC

By:	/s/ William J. Merritt
William J. Merritt
President & Chief Executive Officer

INTERDIGITAL FACILITY COMPANY

By:	/s/ Scott A. McQuilkin
Scott A. McQuilkin
President

INTERDIGITAL FINANCE CORPORATION

By:	/s/ Scott A. McQuilkin
Scott A. McQuilkin
President

INTERDIGITAL ADVANCED TECHNOLOGIES, INC.

By:	/s/ William J. Merritt
William J. Merritt
President

INTERDIGITAL TECHNOLOGY CORPORATION

By:	/s/ William J. Merritt
William J. Merritt
President

IPR LICENSING, INC.

By:	/s/ William J. Merritt
William J. Merritt
President

TANTIVY COMMUNICATIONS, INC.

By:	/s/ William J. Merritt
William J. Merritt
President

INTERDIGITAL CANADA LTEE.

By:	/s/ William C. Miller
William C. Miller
President & Chief Executive Officer

INTERDIGITAL PATENT HOLDINGS, INC.

By:	/s/ William J. Merritt
William J. Merritt
President

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ John B. Desmond
John B. Desmond
Managing Director

BANK OF AMERICA, N.A.,
as Lender and L/C Issuer

By:	/s/ John B. Desmond
John B. Desmond
Managing Director

CITIZENS BANK OF PENNSYLVANIA,
as Lender

By:	/s/ Daniel J. Astolf
Daniel J. Astolf
SVP